UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 193 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 1    Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement.

On June 24, 2019 Allegiant Travel Company (the "Company"), through a wholly owned subsidiary, entered into an agreement with Bank of Utah as agent for Sumitomo Mitsui Banking Corporation and Banc of America Leasing & Capital, LLC to borrow $213 million under a financing agreement secured by twenty-three Airbus aircraft. On June 27, 2019, the Company borrowed $213 million under the same financing agreement. The borrowing bears interest at a variable rate and will be payable in quarterly installments with a final balloon payment due in September 2024. The proceeds from the loan will be used for repayment of existing debt on the subject aircraft and for general corporate purposes.

Section 5    Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of the Company was held on June 27, 2019. The following proposals were voted on with the results indicated below:

1.	Election of a Board of Directors of six members to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

	Votes For	Votes Withheld	Abstain

Maurice J. Gallagher, Jr.	14,216,832	420,421	228,270

Montie Brewer	14,387,359	249,583	228,581

Gary Ellmer	14,167,276	470,163	228,084

Linda A. Marvin	14,192,025	444,911	228,587

Charles Pollard	14,315,241	321,869	228,413

John Redmond	13,968,289	669,170	228,064

There were 593,113 broker non-votes with respect to the election of Directors.

2.  Advisory vote approving executive compensation (proposal approved):

Votes For:	14,203,875
Votes Against:	432,924
Votes Abstaining:	228,724
Broker Non-votes:	593,113

3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (proposal ratified):

Votes For:	15,209,239
Votes Against:	20,150
Votes Abstaining:	229,247
Broker Non-votes:	None

4.    Stockholder proposal to adopt specific proxy access rules (proposal rejected):

Votes For:	4,687,491
Votes Against:	9,603,247
Votes Abstaining:	574,785
Broker Non-votes:	593,113

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory Anderson
	Name:	Gregory Anderson
	Title:	Chief Financial Officer